UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

(Amendment No.      )

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Tenneco Inc.

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Your Vote Counts! TENNECO INC. 500 N. FIELD DRIVE LAKE FOREST, IL 60045 ATTN: CORPORATE SECRETARY TENNECO INC. 2021 Annual Meeting Vote by May 13, 2021 11:59 PM ET. For shares held in a Plan, vote by May 11, 2021 11:59 PM ET. You invested in TENNECO INC. and it's time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 14, 2021. Get informed before you vote View the Notice and Proxy Statement, form of proxy, Form 10-K and 401K Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 14, 2021 10:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/TEN2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Elect the following 10 director nominees: Nominees: 1a. Roy V. Armes For 1b. Thomas C. Freyman For 1c. Denise Gray For 1d. Brian J. Kesseler For 1e. Dennis J. Letham For 1f. James S. Metcalf For 1g. Aleksandra A. Miziolek For 1h. Charles K. Stevens, III For 1i. John S. Stroup For 1j. Jane L. Warner For 2. Ratify appointment of PricewaterhouseCoopers LLP as independent public accountants for 2021. For 3. Approve executive compensation in an advisory vote. For 4. Approve the Tenneco Inc. 2021 Long-Term Incentive Plan. For 5. Ratify the Section 382 Rights Agreement, dated as of April 15, 2020, between the Company and Equiniti Trust Company, as rights agent. For NOTE: In the discretion of the Proxies named in the proxy card, the Proxies are authorized to vote upon such other matters as may properly come before the meeting (or any adjournment or postponement thereof). Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". D39139-P49434-Z79092